UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

4D MOLECULAR THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! 4D MOLECULAR THERAPEUTICS, INC. 2022 Annual Meeting of Stockholders Vote by May 22, 2022 11:59 PM ET 4D MOLECULAR THERAPEUTICS, INC. 5858 HORTON STREET #455 EMERYVILLE, CA 94608 D80910-P69375 You invested in 4D MOLECULAR THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held via the Internet on May 23, 2022 at 10:00 AM Pacific Time at www.virtualshareholdermeeting.com/FDMT2022. Get informed before you vote This is not a ballot. You cannot use this Notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 23, 2022 10:00 AM Pacific Time Virtually at: www.virtualshareholdermeeting.com/FDMT2022 *Please check the meeting materilas for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items Recommends 1. Election of three Class II directors to hold office until the 2025 Annual Meeting of Stockholders or until their successors are elected. Nominees: For 01) Jacob Chacko, M.D., MBA 02) Susannah Gray, MBA 03) Charles P. Theuer, M.D., Ph.D 2. Ratification of the selection, by the Audit Committee of the Company’s Board of Directors, of PricewaterhouseCoopers LLP For as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022. NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D80911-P69375